UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2022

Date of reporting period: January 1, 2022 - June 30, 2022

Kavilco Incorporated

Report to Shareholders And Notice of Annual Meeting

2022

June 31, 2022 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2022 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos, general articles, and a listing of deceased original shareholders.

49th Annual Meeting of Shareholders

The 49th Annual Meeting of Shareholders is scheduled for Saturday November 12, 2022, at The Landing in Ketchikan, Alaska. Registration will take place from 11:00am to Noon in the Sunny Point conference room. The Shareholder meeting will be from 1:00pm to 3:00pm. The primary items of business are the approval of the Corporation's independent public accountants and the election of directors.

Directors who are up for re-election this year are Laird A. Jones, Secretary, Melanie Young, Director, and Eleanor Hadden, Director. The board recommends reelection of all three members.

“Your Ballot and Proxy Statement will be mailed in October of this year.” If you are not able to attend the Annual Meeting in Ketchikan it is very important that you MAIL YOUR BALLOT IN, we ask that you vote “discretionary” on management's ballot.

We urge you to come to the Annual Meeting of Shareholder. Attendance at the shareholder meetings helps to maintain good communication and understanding.

The Annual Shareholder Dinner Will Be Held in the Sunny Point Conference Room On: Saturday, November 12, 2022 in the evening at The Landing in Ketchikan for shareholders, their family, and guests; doors will open at 5:30pm. There is no charge for dinner, as always.

The Kasaan Haida Heritage Foundation will be holding their auction at the Annual Shareholder Dinner again this year. If you have any items to donate, or would like to volunteer to help out at the auction, please contact Jeane Breinig at jeanebreinig@gmail.com.

Greetings To Our Shareholders From Your President

The Baranof Dream out of Sitka made 6 scheduled stops in Kasaan this summer bringing 294 visitors to the community. The Vessel itself can accommodate up to 49 passengers cruising along at a leisurely speed of 9 knots or 10.35 miles per hour. After the Whale House (Na'ay I'waans) was rededicated in 2016 bringing 800 to 1,000 visitors to the ceremony it has become the main attraction for visitors that come to our little village. The list of contributors that made the reconstruction of the Whale House possible is much too long to bring forth in this format but I would be remiss if I did not mention the name of the late Sam Thomas who, at the time, worked for The Organized Village of Kasaan as Transportation Director and was able to point KHHF (Kasaan Haida Heritage Foundation) in the right direction to apply for grants that helped a lot with funding the project. The contributing work crew of Stormy Hamar, Harley Bell Holter, Eric Hamar and Justin Henricks cannot be over stated. I have seen these men working in a foot of snow texturing the cedar panels chip by chip with the hand adz.

From the 2016 Rededication Ceremony

One of the reasons we were able to restore the Whale House (Na’ay I’waans) is that in 1974 when Kavilco made its ANCA land selection, Louie Thompson and the 1974 Board of Directors selected Township 73 East, Range 86 South Copper River Meridian. Kavilco was not obligated to select this township. Louie and the Board could have selected a township with much higher timber value. However, by selecting this area, Kavilco was also able to select the property near Karta Bay and Sandy Point. Louie wanted to select property near Karta Bay because of its historical and cultural significance, as well as the historical and cultural value of Kasaan Cemetery, Whale House, and grave sites near the historically recognized Kasaan Cemetery. Insight and dedication to heritage were the determining factors in this selection.

In partnership with the Kasaan Haida Heritage Foundation (KHHF, Kavilco’s Non-Profit) and the Organized Village of Kasaan (OVK) a tremendous amount of work and cooperation was needed for this restoration to happen. And who knows what the Kavilco property would look like today had this letter not been written: Some Historical and Current Accounts From Kasaan By OVK President / Historian Mike Jones

Over two centuries ago a Haida leader of the Yáadaas, a Kuusdek Eagle clan, set out with family and friends in three canoes to round the southern end of Prince of Wales Island. As the sleek canoes went traveling along, Xyuu,President southeast wind suddenly came and struck them, driving them on to the island’s southern shore and destroying the canoes. The Yáadaas clan leader demanded that Xyuu pay for offense, telling him there would be no problem if he left three whales on the beach by the following morning.

Because the whale failed to make retribution for the destroyed canoes, the leader instead took one of Xyuu’s Tlingit names as compensation, Saanaxeit. After the first Saanaxeit died, his nephew Kóyongxung, born in 1829, took and carried the name. His family derived its wealth of houses, monumental poles, gold, silver and slaves by transporting furs from around the northern Gulf of Alaska and Kodiak Island to California. This involved extensive business with the Hudson Bay Company. Saanaxeit carved silver and gold as well.

In April of 1906 Chief Saanaxeit was commissioned to sing, dance, and tell stories at the Indian Arts and Crafts Festival in Redondo, near Los Angeles, California. The Chief had contracted with the Captain of the Al-Ki to take aboard two-hundred and ten tons of Haida cultural items, dance paraphernalia, a dismantled house, and several poles. The old Yáadaas of Gasa’áan (old Kasaan) Chieftain, Wilson Peele, Chief Saanaxeit (about 1829 to 1912), accompanying the shipment then embarked on the age old expedition he had made as young man down the coastline of California.

Parties in California were assembling; representatives of all Indian Tribes in the United States were at Redondo. About a dozen unnamed Haida followed Chief Saanaxeit to Redondo, who lived at an Indian villages, they came to demonstrate native culture. By December, they reassembled the house, raised the pole and took up residence.

Saanaxeit , according to his son James Peele (1889-1949), stayed in California for about two-years staging dances, giving speeches about the ways of the Haida, and demonstrating Haida culture. The house, most of the poles and other cultural items the Chief took to California have faded into anonymity. The largest pole of the 1906 shipment, at over 50 feet tall and 4.5 inches at circumference at the butte, was shipped in two sections. Carvers first created and raised the pole along with the house at Old Kasaan in the early 1890’s according to Walter, or Tlenaka, Young’s (1887-1978) Memories of Kasaan recollections.

Though he did not provide a house name, a 2010 National Parks Service notice referenced it as “adolescent girl house.” When the Taylor Museum of the Colorado Springs Fine Arts Center acquired the pole in 1951 it was lying in a lumber yard ready to be turned into pulp.

The pole then stood in the courtyard of the CSFAC for 55 years until they did some remodeling, took the pole down, and back in storage it went. CSFC reached out to OVK and with the help of Tlingit & Haida, and Sealaska, the pole is coming home to Kasaan. The pole is scheduled to be in Kasaan by mid-September. We will have a homecoming celebration when it gets here, and plan a larger celebration for next summer.

Most of the visitors to Kasaan have not yet heard of the Haida before embarking on their epic trip to Alaska. Their tour begins at the top of the boat ramp where they are given a quick rundown of how Kasaan Bay, at Karta, became the home to the very first salmon saltery in all of Alaska. As well as the first mining operation. The first tour boats ever to come to Alaska stopped in Old Kasaan and provided some of the first postcards of our iconic village. After the move to New Kasaan, author Mont Hawthorn (Alaska Silver) called the Kasaan Cannery the best he had ever seen built. And I can also point to the other end of the village to Boathouse Point and tell of the very well-known boat builder Louie Jones (1877-1969). Our first stop at the park is in front of the Skáwaal Pole. Every other pole in every other park has been replicated. They are seeing some of the oldest poles still standing in existence carved by the original Totem Pole people before what we call the silent years. Our poles made us the only culture in the entire world to have monumental sculpture in front of every single house. Here I tell them of the 1855 “Puget Sound Indian War” where Chief Skáwaal was defending his traditional territory, and how Chief Seattle (Si’ahl, 1780-1886) would not sign a treaty with the whites unless it included protection from the Haida.

I take them back to some of our origin stories and into our oral history that goes back tens of thousands of years. Scientists are just now catching up. The oldest fishing weir in the world was found in 2014 in Juan Perez Sound off the coast of Haida Gwaii dating back 13,800 years. Just this last December archeologists announced that they had found the oldest domesticated dog remains ever found in either North or South America had been found in a cave on Haida Gwaii.

We made the largest ocean going canoes the world has ever seen. We took these canoes around the Pacific Rim. Including to Hawaii and New Zealand following a migrating bird that was going out to sea that did not have webbed feet. There must be land out there. Interestingly enough you see the Māori people of New Zealand lived in plank houses and had carved posts. The first explorers to the area commented often about the abundance of food. World travelers said they had not seen anyone with so much food as the people of the Northwest Coast of America. This gave us the leisure time to be creative.

We had no word for art even though the Haida are at the center of Northwest Coast Indian Art. Famed Haida artist Charles Edenshaw was the first to pound out a silver dollar, engrave crest designs on it to make the first of the iconic silver bracelets we see today. The Haida were also the only culture to tattoo crest designs all over their bodies. Legs, arms, chest and back. When the missionaries wanted these covered up they began sewing their crest onto Hudson Bay blankets, becoming the Button Blankets we see today.

We have a language isolate that separates us as well. Kasaan Haida Dr. Erma Lawrence (1912-2011) comes up frequently in Haida classes today as a giant in the effort save what has a strong argument to be one of the oldest consistent languages in the world.

In 1985 at Athlii Gwaii (Lyle Island), 72 Haida were arrested for blocking a logging road. After over 10 years of negotiations and court cases, the island was still being logged, it was time for the Haida to draw a line in the sand. The first to be arrested were Haida elders, and the images of old people in button blankets and regalia being taken off a logging road by RCMP officers for protecting their land raised awareness and support for the campaign across Canada and the world. This led to the Haida Nation being the first indigenous people in the world to have equal say in what goes on, on their land.

During the blockade a song known as the “Coming into the House Paddle Song” became known as the “Lyle Island Song”. In 2010 it was adopted as the national anthem of the Haida Nation.

Yo ho wee Yo ha wee yo wee yah Hey hi yo Ha wee ah wee yah wee yah…(X3)

We are a people apart, from a land apart and the most famous American Indian that most people have never heard of. We are still.

…. Continued by President Louis Jones Sr.

As Mike sings this song while keeping cadence with his Haida Drum, many visitors inside the Whale House are brought to tears by the spirit of moment and spirit felt by many who visit Na’ay I’waans.

I personally went to see the pole at an outdoor storage area in Denver Colorado but was not able to see much as the pole was wrapped in blue plastic wrap with a few inches of snow on top of that. I thought about what I heard my father would say about decaying totem poles, they return to earth from which they came. I thought, as I am standing here, I am standing on the earth where this pole would return to. I now believe this pole is coming home to do just that.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings To Our Shareholders From Your CFO

The US economy is laced with uncertainty. The most important economic indicator is consumer sentiment which has plunged to the lowest level in 44 years. Consumers account for about 70% of the economic growth and, if they’re feeling uncertain and worried about what’s happening, it’ll put downward pressure on demand for goods, which could trigger a recession.

Concurrent with this indicator is that small business owners are the most insecure in 48 years. Small businesses are the major driver of the US economy so there could be a reduction in employment. Manufacturing is already heading lower and impacting commodity prices which were down 19% in June. This was the third largest one month decline in 90 years. The most important commodity is copper, which dropped 21%. Copper is an economic barometer, and it tends to lead the way for the economy.

How did the economy get here? The biggest financial bubble ever is now popping and it’s taking everything down with it. Basically, it was fueled by the biggest explosion of money and debt the world has ever seen. The effects of this are an inflation rate of 9% although most economic experts agree it’s near 19%.

There are several different strategies to tame inflation. The primary and most watched is the Federal Reserve increase in short-term interest rates to slow the economy. Historically, short-term rates should equal or exceed the inflation rate to choke off the inflation rate. The current Federal Fund Rate is 1.75%. Accordingly, the interest rate will have to increase to 9%.

The Fed’s latest interest rate was the largest and it was the third increase, which tells us the Fed is scared. Unfortunately, this situation usually has led to every bear market in stocks over the past 100 years and investors are concerned that a recession is coming downstream.

Gross Domestic Product, an indicator on how the US economy is operating, has declined in the first quarter and, according to the Atlantic Fed, it’s possible that it declined 2% in the second quarter of this year. The definition of a recession is two consecutive declines in GDP. This has a very onerous implications for the economy. A decline in economic growth coupled with inflation is stagflation, the worst economic environment to recover from. The economy first witnessed stagflation in the 1970’s and early 1980’s and resulted in two deep recessions that reduced inflation and laid the groundwork for decades of non-inflationary economic growth.

The foregoing has had a negative impact on the stock market as it remains extremely bearish. It keeps breaking records on the downside, and it is still looks like it has much further to go before this bear market comes to an end.

The Nasdaq had its largest first half percentage drop on record. The broadest stock market index is the S&P 500 index and is down -23%. Even with these major stock market declines, stocks are fundamentally overvalued adding fuel to the fire.

Kavilco’s portfolio was not spared from the bear market. On December 31, 2021, the value of the portfolio was $40,531,929. As of June 30, 2022, the portfolio declined to $37,100,494, a loss in value of $3,431,435. The change in the value of the portfolio is an accounting adjustment and has no bearing on future shareholder dividends.

The board’s primary stock strategy was to invest in income producing securities. The goal was to have income returns that exceeded 2% above the inflation rate. Given the published inflation rate of 9%, Kavilco should invest in income producing securities that yield 11%. There is no such investment grade security that yields 9% not to mention 11%.

This is the challenging environment that the board must deal with. The board has had to deal with several various economic and financial market scenarios, and we survived and still made dividend payments while keeping the asset base intact for future generations. I feel confident that the board will steer the company through this economic malaise.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2022

The unaudited financial statements for the six months ending June 31, 2022 are included in this report.

The audited financial statements dated December 31, 2021, were sent to shareholders on February 2022 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco’s Corporate Secretary at 800.786.9574 or 206.624.6166.

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments in securities, at fair value (cost $33,692,340)	$ 37,100,494
Real estate, at fair value (cost $1,054,089)	6,690,000
Cash and cash equivalents	154,640
Premises and equipment, net	664
Prepaid expenses and other assets	306,034
Total assets	$ 44,251,832
LIABILITIES
Accounts payable and accrued expenses	$ 76,129
Dividends payable	105,233
Lease liability	262,532
Total liabilities	443,894
NET ASSETS	$ 43,807,938
Net assets consist of:
Distributable earnings	$ 9,267,102
Net contributed capital	34,540,836
Total net assets	$ 43,807,938
Net asset value per share of Class A and Class B common
stock ($43,807,938 divided by 12,000 shares outstanding)	$ 3,651

Schedule of Investments

INVESTMENTS IN SECURITIES

U.S. Common Stock 81.7%
American Depository Receipts - 2.7%
Eaton Corp, PLC	1,400	$ 176,386
Enbridge Inc.	11,193	473,016
Invesco Limited	6,300	101,619
Obsidian Energy, Ltd.	485	3,754
Royal Carribean Cruise	290	10,124
Royal Dutch Shell, PLC	4,300	224,847
Schlumberger, Ltd.	1,200	42,912
TC Energy Corp.	1,610	83,414
Wheaton Precious Metals Corp.	1,280	46,119
Total American Depository Receipts		1,162,191

Consumer Discretionary - 1.2%
Genuine Parts Co.	3,700	492,100
Ryman Hospitality Properties, Inc.	600	45,618
Total Consumer Discretionary		537,718

Consumer Staples - 1.4%
Coca Cola Company	3,500	220,185
The Kraft Heinz Company	6,150	234,561
Walgreens Boots Alliance, Inc.	3,850	145,915
Total Consumer Staples		600,661

Energy - 3.5%
Chevron Corp.	1,800	260,604
Exxon Mobil Corp.	5,000	428,200
Kinder Morgan, Inc.	19,919	333,843
Phillips 66	500	40,995
Plains GP Holdings LP	1,400	14,448
Valero Energy Corp.	1,170	124,348
Williams Companies, Inc.	10,164	317,218
Total Energy		1,519,656

Financials - 24.5%
AvalonBay Communities, Inc.	2,350	456,487
Blackstone Group, Inc.	10,800	985,284
Citigroup, Inc.	2,040	93,820
Digital Realty Trust Inc.	330	42,844
Diversified Healthcare Trust	10,400	18,928
EPR Properties	2,575	120,845
Equity Residential Properties Trust	3,000	216,660
Franklin Resources, Inc.	4,300	100,233
Healthcare Realty Trust, Inc.	5,425	147,560
HCP, Inc.	7,700	199,507
Highwoods Properties, Inc.	2,300	78,637
Hospitality Properties Trust	13,400	70,082
Iron Mountain, Inc.	9,600	467,424
Kimco Realty Corp.	8,400	166,068
Lamar Advertising Company	6,400	563,008
LTC Properties, Inc.	10,910	418,835
Macerich Company	1,577	13,736
National Retail Properties, Inc.	1,470	63,210
Omega Healthcare Investors, Inc.	6,481	182,699
Orion Office REIT, Inc.	1,306	14,303
Prologis, Inc.	8,577	1,009,084
Prudential Financial, Inc.	2,260	216,237
Public Storage, Inc.	1,000	312,670
Realty Income Corp.	13,055	891,134
Redwood Trust, Inc.	2,600	20,046
RMR Group, Inc.	274	7,768
Sabra Health Care REIT, Inc.	2,970	41,491
Simon Property Group, Inc.	1,240	117,701
Spirit Realty Capital, Inc.	3,720	140,542
Stag Industrial Inc.	15,410	475,861
Store Capital Corporation	2,000	52,160
T Rowe Price Group, Inc.	5,300	602,133
Tanger Factory Outlet Center	10,800	153,576
Truist Financial Corp.	1,980	93,911
Ventas, Inc.	13,200	678,876
Veris Residential, Inc. REIT	5,600	74,144
Vornado Realty Trust	3,290	94,061
Washington REIT	9,450	201,379
Wells Fargo & Co.	9,540	373,682
Welltower, Inc.	8,810	725,503
Weyerhaeuser Co.	1,900	62,928
Total Financials		10,765,057

Health Care - 1.7%
Abbvie, Inc.	2,220	340,015
Alerislife, Inc.	704	845
Amgen, Inc.	500	121,650
Pfizer, Inc.	5,000	262,150
Viatris, Inc.	620	6,491
Total Health Care		731,151

Industrials - 1.3%
Alaska Air Group Inc.	360	14,418
Delta Air Lines Inc.	520	15,064
Pitney Bowes, Inc.	3,000	10,860
United Parcel Service	2,170	396,112
Wabtec Corp.	131	10,753
3M Company	1,040	134,586
Total Industrials		581,793

Information Technology - 3.8%
Block, Inc.	220	13,521
Constellation Energy Corp.	2,166	124,025
Intel Corp.	1,040	38,906
International Business Machines (IBM) Corp.	2,370	334,620
Kyndryl Holdings, Inc.	474	4,636
Paychex, Inc.	9,925	1,130,160
Paypal Holdings, Inc.	200	13,968
Total Information Technology		1,659,836

Master Limited Partnerships - 3.2%
Alliance Bernstein Holdings LP	1,700	70,686
CVR Partners LP	476	47,529
Energy Transfer Partners LP	15,960	159,281
Enterprise Products Partners LP	20,400	497,148
Magellan Midstream Partners LP	7,600	362,976
MPLX LP	2,180	63,547
Nustar Energy LP	4,100	57,400
Plains All American Pipeline LP	3,914	38,435
Suburban Propane Partners LP	3,200	48,832
Targa Resources Corp.	1,160	69,217
Total Master Limited Partnerships		1,415,051

Materials - 0.6%
Dow Inc.	3,125	161,281
International Paper Co	1,900	79,477
Sylvamo Corp.	172	5,621
Total Materials		246,379

Mutual Funds - 2.3%
Blackrock Global Floating Rate Income Fund	3,179	35,033
John Hancock Preferred Income Fund	3,284	57,503
iShares Investment Grade Corp. Bonds	640	70,419
iShares US Preferred ETF	2,516	82,726
iShares 1-3 Year Treasury Bond	7,200	596,088
iShares Gold Trust	1,485	50,950
iShares Silver Trust	1,540	28,706
SPDR Barclays High Yield Bond ETF	866	78,555
Total Mutual Funds		999,980

Telecommunication Services - 4.8%
AT & T, Inc.	29,570	619,787
Consolidated Communications	9,600	67,200
Lumen Technologies, Inc.	6,900	75,279
Verizon Communications	24,540	1,245,405
Warner Brothers Discovery, Inc.	7,153	95,993
Total Telecommunication Services		2,103,664

Utilities - 30.7%
Alliant Energy Corp.	14,900	873,289
American Electric Power, Inc.	8,240	790,545
Centerpoint Energy, Inc.	19,800	585,684
Consolidated Edison, Inc.	8,100	770,310
Dominion Energy, Inc.	11,500	917,815
Duke Energy Corp.	9,695	1,039,401
Entergy Corp.	4,170	469,709
Evergy, Inc.	820	53,505
Eversource Energy	10,481	885,330
Exelon Corp.	6,500	294,580
Firstenergy Corp.	9,075	348,389
General Electric Co.	3,068	195,340
NextEra Energy, Inc.	12,680	982,193
OGE Energy Corp.	11,900	458,864
Oneok, Inc.	1,600	88,800
PPL Corporation	15,545	421,736
Public Service Enterprise Group, Inc.	12,000	759,360
Sempra Energy Corp.	2,115	317,821
Southern Company	14,730	1,050,396
UGI Corp.	4,611	178,031
WEC Energy Group, Inc.	10,840	1,090,938
Xcel Energy, Inc.	12,770	903,605
Total Utilities		13,475,641
Total U.S. Common Stock (Cost $32,390,624)		35,798,778
Money Market Fund - 3.0%
WFB Institutional Bank Deposit Account .01% yield		1,301,716
Total Money Market Fund (Cost $1,301,716)		1,301,716
Other Net Assets - 15.3%
Total Other Net Assets (Cost $1,071,533)		6,707,444
TOTAL NET ASSETS (Cost $34,763,873)		$ 43,807,938

STATEMENT OF OPERATIONS
Investment Income
Dividends	$ 655,088
Total investment income	655,088
Expenses
Salaries and benefits	196,638
Directors' compensation and expenses	120,025
Insurance	49,511
Office and equipment leases	36,885
General and administrative	32,015
Professional fees	33,177
Custodian	4,780
Total expenses	473,031
Net investment income	182,057
Unrealized loss on Investments
Net change in unrealized depreciation on investments	(3,353,473)
Total unrealized loss on investments	(3,353,473)
Net operating loss	(3,171,416)
Other Income and Expense, net	93,724
Net decrease in net assets resulting from operations	$ (3,077,692)

STATEMENT OF CHANGES IN NET ASSETS
	June 30, 2022	June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 182,057	$ 198,170
Net realized loss on investments	-	(106,290)
Net change in unrealized appreciation (depreciation) on investments	(3,353,473)	4,300,135
Other income and expense, net	93,724	99,540

Net increase (decrease) in net assets resulting from operations	(3,077,692)	4,491,555
Dividends and Distributions to Shareholders	(204,000)	(204,000)
Total increase (decrease) in net assets	(3,281,692)	4,287,555
Net Assets
Beginning of year	47,089,630	40,259,559
End of year (includes undistributed ordinary income
of $223,037 and $222,767, respectively)	$ 43,807,938	$ 44,547,114

FINANCIAL HIGHLIGHTS
For the Six Months Ended June 30, 2021 and 2020 and the Years Ended December 31, 2020 to 2016
(Unaudited)
Per share operating performance (for a share of Class A and Class B capital stock outstanding):
	Six Months Ended		Years Ended
	June 30, 2021	June 30, 2020	2020	2019	2018	2017	2016
Net asset value, beginning of year	$ 3,355	$ 3,676	$ 3,676	$ 3,230	$ 3,406	$ 3,408	$ 3,096
Income from investment and real estate
Net investment income	17	19	42	48	53	56	68
Net realized and unrealized appreciation (depreciation)
on investments and real estate	349	(551)	(294)	484	(165)	32	335
Net other income	8	10	19	27	17	10	14
Net increase (decrease) in net assets resulting from operations	374	(522)	(233)	559	(95)	98	417
Less dividends and distributions	(17)	(18)	(88)	(113)	(81)	(100)	(105)
Net asset value, end of year	$ 3,712	$ 3,136	$ 3,355	$ 3,676	$ 3,230	$ 3,406	$ 3,408
Total return	10.08%	(16.65)%	(6.94)%	15.21%	(2.94)%	2.88%	12.24%
Supplemental Data:
Net assets, end of period (in thousands)	$ 44,547	$ 37,636	$40,260	$44,116	$38,763	$40,872	$40,900
Ratio to average net assets
Expenses	0.98%	1.07%	2.02%	2.22%	2.22%	2.08%	2.08%
Net investment income	0.47%	0.54%	1.20%	1.38%	1.59%	1.63%	2.10%
Portfolio turnover rate	0.32%	0.56%	4.08%	10.50%	11.81%	29.18%	15.39%

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Fund") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Fund was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Fund began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Fund is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Fund's investment decisions focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect certain reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Fund considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Fund has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Fund files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Fund.

The Fund records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2022.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Fund pays for the medical insurance and out of pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities; and Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Money Market Funds

Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

Equity Securities (Common Stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is based on a Certified Forester's opinion as to the current value of the land. The Certified Forester’s opinion is based on relevant factors including the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Fund's investments in securities and real estate measured at fair value as of June 30, 2022:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Common Stock	$ 35,798,778			$ 35,798,778
Money Market Fund	1,301,716			1,301,716
	$ 37,100,494	$ -	$ -	$ 37,100,494
Real Estate	$ -	$ -	$ 6,690,000	$ 6,690,000
$ -

For the six months ended June 30, 2022, there were no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2022, the Fund owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2022, there is no commercially viable timber on the real estate and the Fund has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $6,292,000 in 2021, the value of which was determined by an independent appraisal. There was no change in value of the real estate at June 30, 2022 from December 31, 2021.

Note 5. Trading Risk

In the normal course of business, the Fund enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Fund's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Fund's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Fund's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Fund seeks to control such credit risk by maintaining deposits with only high-quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Catastrophe – Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemics, such as COVID-19, acts of terrorism and other catastrophes) could adversely affect the values recorded in the Fund's financial statements.

Note 6. Investment Transactions

Purchases of investment securities (common stock and publicly traded partnerships) aggregated $362,799 for the six-month period ended June 30, 2022, and sales of investment securities (consisting of common stock) aggregated $298 for the six months ended June 30, 2022.

The U.S. federal income tax basis of the Fund's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $8,453,878 and $5,045,724, respectively, as of June 30, 2022.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2022:

Building	$ 170,601
Furniture, fixtures, and equipment	92,363
262,964
Less accumulated depreciation	(256,935)
$ 6,029

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $2,293 for the six months ended June 30, 2022.

Note 8. Lease Obligation

The Fund leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2028. Pursuant to the lease agreement, the Fund paid a lease deposit of $3,528 which will be credited to the last month's rent. The discount rate for the office lease is 1.76% and cash paid for rent for the six-month period ended June 30, 2022 was $19,932. The right of use asset amounting to $263,101 at June 30, 2022, is included in prepaid expenses and other assets. The lease liability at June 30, 2022 is $262,532, of which the current portion is $36,428 and the non-current portion is $226,104. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2022	$ 20,230
2023	41,353
2024	42,543
2025	43,733
2026	44,923
Thereafter	85,284
$ 278,066
Imputed interest	$ (15,534)
Lease liability	$ 262,532

Rent expense for the six months ended June 30, 2022, was $21,997.

Note 9. Net Assets

Upon organization of the Fund, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Fund pursuant to ANCSA. The Fund utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Fund's capital structure is as follows: Common stock: Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,564.83 shares Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,435.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 11, 2022, a distribution of $17.00 per share was declared. The dividend was paid on March 25, 2022, to shareholders of record on March 14, 2022.

The tax character of dividends and distributions paid during the six months ended June 30, 2022, and the years ended December 31, 2021 and 2020 were as follows:

	June 30, 2022	2021	2020
Dividends and distributions paid from:
Ordinary income	$ 204,000	$ 538,781	$ 935,882
Long-term capital gain	-	565,220	120,118
	$ 204,000	$ 1,104,001	$ 1,056,000

As of June 30, 2022, and the years ended December 31, 2021, and 2020, the components of distributable earnings on a tax basis were as follows:

	June 30, 2022	2021	2020
Undistributed ordinary income	$ 223,037	$ 151,256	$ 235,347
Net unrealized appreciation on:
Investments	3,408,154	6,761,627	272,394
Real estate	5,635,911	5,635,911	5,237,911
	$ 9,267,102	$ 12,548,794	$ 5,745,652

Note 11. Coronavirus Relief Fund

The Coronavirus Aid, Relief, and Economic Security Act (CARES) Act reserved $8 billion from the Coronavirus Relief Fund (CRF) for payments to Indian Tribes and funding was held for Alaska Native Corporations (ANC) based on a Supreme Court decision in Yellen v. Confederated Tribes of the Chehalis Reservation. Pursuant to this decision, on behalf of the Kasaan Haida Heritage Foundation (the “KHHF”), the Fund received $100,000. The KHHF is responsible for compliance with the statute, guidance, and reporting requirements. The CRF proceeds must be used to reimburse costs incurred by tribes to respond directly to the COVID-19 pandemic. During the six-month period ended June 30, 2022, the Fund transferred the $100,000 CRF monies to the KHHF for equal distribution among all Class A shareholders. There are four Kavilco directors that also serve on the KHHF board of directors.

Note 12. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 13. Pension Plan

Employees of the Fund are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Fund's contributions during the six months ended June 30, 2022, totaled $22,889.

Note 14. Other Income and Expense

The Fund earned income of $85,200 for the six months ended June 30, 2022, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $8,460 of lease and rental income for the six months ended June 30, 2022.

Officers and Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

Distributions to Shareholders
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
2017 Dividends	1,200,000
2018 Dividends 2019 Dividends	972,000 1,356,000
2020 Dividends	1,056,000
2021 Dividends	1,104,001
2022 Dividends	204,000
Total Distributions	$59,175,379
Per 120 Original Shareholders	$493,128

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2021 and 2020, BDO performed the following professional services.

	2021	2020
Audit fees	$43.382	$22,900
Audit related fees	0	0
Tax fees	$5,650	$5,000

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.

RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.

RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.

RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

This item is not applicable to Kavilco Incorporated as we do not lend securities.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
13 (a) (1)	Certification of President

13 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 29, 2022